Fees Summary	Mar. 06, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 13,442,348.21
Previously Paid Amount	0
Total Fee Amount	1,856.39
Total Offset Amount	0
Net Fee	$ 1,856.39